Exhibit 10(e)

                               PLAN OF ACQUISITION
                          OF ALL THE OUTSTANDING STOCK
                               OF CORNERSTONE BANK
                                       BY
                        CORNERSTONE FINANCIAL CORPORATION


         THIS PLAN OF ACQUISITION (the "Plan") is entered into as of this 17th day of July, 2008, by CORNERSTONE BANK, a commercial bank organized under the laws of the State of New Jersey, with its principal office at 6000 Midlantic Drive, Suite 120S, Mount Laurel, New Jersey, 08054 (the "Bank") and CORNERSTONE FINANCIAL CORPORATION, a corporation organized under the laws of the state of New Jersey, with its principal office at 6000 Midlantic Drive, Suite 120S, Mount Laurel, New Jersey, 08054 ("Corp").

        WHEREAS, the Bank is desirous of forming a bank holding company because it believes that the holding company will provide it with future flexibility in undertaking the Bank's current activities and future new activities and assist the Bank in remaining an independent institution, if the Board determines that remaining independent is in the best interests of the Bank and its shareholders; and
         WHEREAS, the Bank's Board of Directors has determined that the formation of a holding company is in the best interest of the Bank's shareholders; and

        WHEREAS, Corp was formed under the New Jersey Business Corporation Act on behalf of the Bank at the direction of the Bank's Board of Directors; and

         WHEREAS, N.J.S.A. 17:9A-355 et seq. authorizes a New Jersey corporation and a state-chartered bank to enter into a plan of acquisition to exchange shares in the bank for shares in the holding company, to submit the plan to the New Jersey Department of Banking and Insurance for approval and implement the plan if it is approved by the bank's shareholders, subject to the right of the bank's shareholders to dissent and receive the fair value of their shares; and

         WHEREAS, the Boards of Directors of the Bank and Corp have adopted this Plan pursuant to the provisions of N.J.S.A. 17:9A-357.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.0      PLAN OF ACQUISITION REQUIRED BY SECTION 17:9A-357.

                  1.1 NAME OF ACQUIRING CORPORATION. The name and the address of the acquiring corporation is:

Cornerstone Financial Corporation, 6000 Midlantic Drive, Suite 120S, Mount Laurel, New Jersey, 08054.

                  1.2      NAME  OF  PARTICIPATING   BANK.  The  name  and
 address  of  the  participating  bank  is:

Cornerstone Bank, 6000 Midlantic Drive, Suite 120S, Mount Laurel, New Jersey, 08054.

                  1.3 NAMES AND ADDRESS OF DIRECTORS. The names and addresses of the members of the Board of Directors of Corp are:

Name                                                      Address
----                                                      -------
George W. Matteo, Jr., Chairman of the Board              c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

J. Mark Baiada, Director                                  c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Richard P. Meehan, Jr., CPA, Director                     c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

J. Richard Carnall, Director                              c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Gaetano P. Giordano, Director                             c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Robert A. Kennedy, Jr., Director                          c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Ronald S. Murphy, Director                                c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Bruce Paparone, Director                                  c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Kenneth H. Zekavat                                        c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

                  1.4 DIRECTORS OF THE BANK. Upon the effective date of the acquisition, the Board of Directors of the Bank shall consist of the following:

Name                                                      Address
----                                                      -------

George W. Matteo, Jr., Chairman of the Board              c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

J. Mark Baiada, Director                                  c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Richard P. Meehan, Jr., CPA, Director                     c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

J. Richard Carnall, Director                              c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Gaetano P. Giordano, Director                             c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Robert A. Kennedy, Jr., Director                          c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Ronald S. Murphy, Director                                c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Bruce Paparone, Director                                  c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054

Kenneth H. Zekavat                                        c/o Cornerstone Bank
                                                          6000 Midlantic Drive,
                                                          Suite 120S, Mount Laurel, New Jersey, 08054


                  1.5 SHARES OF OTHER BANKS OWNED BY CORP. Corp does not own any shares of capital stock of any other bank.

                  1.6 TERMS AND CONDITIONS OF ACQUISITION. The terms and conditions of the acquisition are the terms set forth in Sections 2, 3, 5, and 6 hereof.

                  1.7 EFFECTIVE DATE. The effective date shall be the date determined under Section 7 hereof.

                  1.8 OTHER PROVISIONS. There are no other provisions of the Plan except as set forth herein.

         2.0      CAPITALIZATION; TERMS OF ACQUISITION.

                  2.1 CAPITALIZATION OF CORP. Corp is authorized to issue 10,000,000 shares of capital stock without nominal or par value ("Common Stock"). Corp shall not issue any of its shares of Common Stock prior to the Effective Date.
                  2.2 CAPITALIZATION OF THE BANK. The Bank is authorized to issue 7,000,000 shares of common stock, par value $5.00 per share (the "Bank Common Stock"). As of May 15, 2008, 1,655,767 shares were issued and outstanding. In addition, as of March 31, 2008, options to purchase 69,034 shares of Bank Common Stock were reserved for issuance under employee and director stock option plans.
                  2.3 TERMS OF EXCHANGE. Upon the Effective Date, each share of the Bank Common stock shall be converted into one share of Common Stock (the "Exchange Ratio"), subject to the rights of dissenting shareholders as provided in Section 4 hereof, and, to the extent applicable, each option to purchase shares of Bank Common Stock shall be converted into an option to purchase shares of Common Stock at the Exchange Ratio. In addition, the Corp shall assume all of the Bank's obligations under any outstanding stock option or benefit plan.

         3.0      MODE OF CARRYING INTO EFFECT THE PLAN OF EXCHANGE.

                  3.1 Exchange Effective Immediately. Upon the Effective Date, each certificate representing shares of the Bank Common Stock shall by virtue of the Plan, and without any action on the part of the holder thereof, be deemed to represent shares of Common Stock, and shall no longer represent the Bank Common Stock. As set forth in Section 4 hereof, after the Effective Date any dissenting shareholder who complies with the requirements of N.J.S.A. 17:9A-360 et seq. shall have only the rights accorded dissenting shareholders and such stockholder certificates shall not be deemed to represent shares of Common Stock or the Bank Common Stock.
                  3.2 ISSUANCE OF SHARES OF BANK TO CORP. Upon the Effective Date, the Bank shall issue to Corp 1,655,767 shares of its Common Stock, par value $5.00 per share.
                  3.3 MEANS OF EFFECTING EXCHANGE OF CERTIFICATES OF BANK STOCK FOR CERTIFICATES IN CORP. Upon or immediately after the Effective Date, the Bank shall notify each Bank stockholder of record on the Effective Date (except a holder who is a dissenting shareholder as provided in Section 4 hereof) of the procedure by which certificates representing the Bank Common Stock may be exchanged for certificates of Common Stock. Registrar & Transfer Company shall act as exchange agent in effecting the exchange of certificates. After receipt of such notification, each holder shall be obligated to surrender the certificates representing the Bank Common Stock for exchange into certificates of Common Stock as promptly as possible.

         4.0      DISSENTING SHAREHOLDER.

                  Any shareholder of the Bank who desires to dissent from the transactions contemplated by the Plan shall have the right to dissent by complying with all of the requirements set forth in N.J.S.A. 17:9A-360 et seq., and, if the transactions contemplated by the Plan are consummated, shall be entitled to be paid the fair value of his shares in accordance with those provisions.

         5.0 CONDITIONS FOR CONSUMMATION OF THE PLAN AND RIGHT OF THE BANK TO TERMINATE THE PLAN PRIOR TO CONSUMMATION.

                  5.1 CONDITIONS FOR CONSUMMATION. Consummation of the Plan is conditioned upon the following:

                  (a) Approval of the Plan by the Commissioner of Banking and Insurance of the State of New Jersey;

                  (b) Approval of the Plan by the holders of two-thirds (2/3) or more of the outstanding Bank Common Stock entitled to vote;

                  (c) The non-objection of the Board of Governors of the Federal Reserve System to a notification by Corp of its acquisition of Bank; and
                  (d) The Bank's Board of Directors not terminating the Plan prior to the Effective Date as permitted by Section 5.2 hereof.

                  5.2 RIGHT OF BANK TO TERMINATE PLAN PRIOR TO THE EFFECTIVE DATE. At any time prior to the Effective Date, the Board of Directors of the Bank may terminate the Plan if in the judgment of the Board of Directors the consummation of the Plan is inadvisable for any reason. To terminate the Plan the Bank's Board of Directors shall adopt a resolution terminating the Plan and in the event such termination occurs after the shareholders of the Bank have voted on the Plan, promptly give written notice that the Plan has been terminated to the shareholders of the Bank. Upon the adoption of the Board resolution, the Plan shall be of no further force or effect and the Bank and Corp shall not be liable to each other, to any shareholder of the Bank or to any other person by reason of the Plan or the termination thereof. Without limiting the reasons for which the Bank's Board may terminate the Plan, the Board may terminate the Plan if:

                  (a) The number of shareholders dissenting from the Plan and demanding payment of the fair value of their shares would in the judgment of the Board render the Plan inadvisable; or

                  (b) The Bank or Corp fails to receive, or fails to receive in form and substance satisfactory to the Bank or Corp, any permit, license or qualification from any federal or state authority required in connection with the consummation of the Plan.

         6.0      EXPENSES.

                  Bank will bear all of the expenses incurred by the Bank and by Corp in connection with the Plan, including, without limiting the foregoing, all attorneys, accountants, and printing fees and all licensing fees incurred in connection with the Plan and the formation of Corp.

         7.0      EFFECTIVE DATE.
                  The Plan shall become effective upon a date selected by the mutual agreement in writing of the parties hereto (the "Effective Date"). The date so selected shall be within a reasonable period after the conditions set forth in Section 5.1 have been complied with and the Bank has received any approvals or consents without which it might terminate the Plan under Section
5.2. At least one week prior to the agreed upon effective date, the Plan shall be filed with the Department of Banking and Insurance of the State of New Jersey together with the writing specifying the Effective Date and a certification by the president or a vice president of the Bank that the Bank's shareholders have approved the Plan.

         IN WITNESS WHEREOF, the Boards of Directors of Cornerstone Bank and Cornerstone Financial Corporation have authorized the execution of the Plan and caused the Plan to be executed as of the date first written above.

ATTEST:                                     CORNERSTONE FINANCIAL CORPORATION

/s/                                             /s/ George W. Matteo, Jr.
--------------------                       By: --------------------------------

                                           Name:  George W. Matteo, Jr.
                                           Title: Chairman, President and
                                                  Chief Executive Officer


ATTEST:                                     CORNERSTONE BANK

/s/                                             /s/ George W. Matteo, Jr.
--------------------                       By: --------------------------------
                                           Name:  George W. Matteo, Jr.
                                           Title: Chairman, President and
                                                  Chief Executive Officer